UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   November 20, 2006
                                                  ------------------------------
                                                  (November 14, 2006)
                                                  ------------------------------

                        Baldwin Technology Company, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-9334                                           13-3258160
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


   Two Trap Falls Road, Suite 402, CT                        06484
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                  203-402-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
---------    -------------------------------------------------------------------
             Appointment of Certain Officers; Compensatory Arrangements of
             -------------------------------------------------------------
             Certain Officers
             ----------------

     On November 14, 2006, the Board of Directors of the Company approved the following equity compensation awards to the Company's executive officers and directors pertaining to shares of the Company's Class A Stock:

     Name                       Position                        Award
     ----                       --------                        -----
Gerald A. Nathe                Chairman of the Board,       35,000 restricted shares
                               Chief Executive Officer
                               and Director
Karl S. Puehringer             President, Chief Operating   30,000 restricted shares
                               Officer and Director
Vijay C. Tharani               Vice President, Chief        20,000 restricted shares
                               Financial Officer and
                               Treasurer
Shaun J. Kilfoyle              Vice President                7,500 restricted shares
Leon Richards                  Controller                    7,500 restricted shares
Mark T. Becker                 Director                      2,419 restricted shares
Rolf Bergstrom                 Director                      2,419 restricted share units
Samuel B. Fortenbaugh III      Director                      2,419 restricted shares
Akira Hara                     Director                      2,419 restricted share units
Ronald Salvagio                Director                      2,419 restricted shares
Judith A. Mulholland           Director                      2,419 restricted shares
Frederick Westlake             Director                      2,419 restricted share units
Ralph R. Whitney, Jr.          Director                      2,419 restricted shares

     The awards of restricted shares and restricted share units described above were made pursuant to the Company's 2005 Equity Compensation Plan (the "Plan') which was approved by the Company's stockholders at the 2005 Annual Meeting of Stockholders held on November 8, 2005. Pursuant to the Plan, the awards vest in three equal annual installments on the first, second and third anniversaries of the date of their award. Copies of the form of restricted stock award agreement and restricted stock unit award agreement used to make said awards are filed herewith.

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

       (d)   Exhibits

               10.1   Form of Restricted Stock Award Agreement (filed herewith).
               10.2 Form of Restricted Stock Unit Award Agreement (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               BALDWIN TECHNOLOGY COMPANY, INC.
                                        (Registrant)


                               By:       /s/ Leon Richards
                                   ---------------------------------------------
                                   Name:  Leon Richards
                                   Title: Controller (Chief Accounting Officer)




Dated: November 20, 2006






                                        3